May 2, 2016

Jackson Square SMID-Cap Growth Fund

A series of Managed Portfolio Series

Supplement to the Statement of Additional
Information (“SAI”), dated March 29, 2016

Effective immediately, the “other accounts managed by the Portfolio Managers as of December 31, 2015” table beginning on page 38 of the SAI is deleted and replaced with the following:

Manager	Category	# of Accounts	Total Assets (in millions)	# of Accounts Paying a Performance Fee	Total Assets Paying a Performance Fee (in millions)

Jeffrey S. Van Harte, CFA	Registered investment companies	19	$10,282	2	$2,749
	Other pooled investment vehicles	8	$952	0	$0
	Other accounts	52	$8,441	4	$908

Christopher J. Bonavico, CFA	Registered investment companies	24	$12,540	2	$2,749
	Other pooled investment vehicles	13	$3,804	0	$0
	Other accounts	64	$9,882	4	$975

Kenneth F. Broad, CFA	Registered investment companies	6	$3,051	0	$0
	Other pooled investment vehicles	5	$558	0	$0
	Other accounts	20	$2,106	3	$537

Christopher M. Ericksen, CFA	Registered investment companies	18	$10,191	0	$2,749
	Other pooled investment vehicles	6	$749	0	$0
	Other accounts	51	$7,638	2	$438

Ian D. Ferry, CFA	Registered investment companies	1	$827	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	6	$409	0	$0

Patrick G. Fortier, CFA	Registered investment companies	2	$953	0	$0
	Other pooled investment vehicles	2	$2,498	0	$0
	Other accounts	9	$933	0	$0

Gregory M. Heywood, CFA	Registered investment companies	2	$953	0	$0
	Other pooled investment vehicles	2	$2,498	0	$0
	Other accounts	9	$938	0	$0

Daniel J. Prislin, CFA	Registered investment companies	19	$10,282	2	$2,749
	Other pooled investment vehicles	8	$952	0	$0
	Other accounts	56	$8,430	2	$908

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 844-577-3863.
This supplement should be retained with your SAI for future reference.